SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 13, 2004
                                                         -----------------


                           GREENMAN TECHNOLOGIES, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                          1-13776                   71-0724248
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                                 7 Kimball Lane
                                   Building A
                               Lynnfield, MA 01940
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (781) 224-2411
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Information

On February 13, 2004, the Registrant issued a press release announcing an upcoming conference call to discuss the financial results for their first fiscal quarter ended December 31, 2003 and specifically discuss actions which have been taken and are currently being taken to address the going concern opinion issued by the Registrants auditors on their September 30, 2003 audited financial statements. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On February 18, 2004, the Registrant issued a press release announcing that an outside director had converted $543,000 of short term debt into shares of common stock of the Registrant. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements of Business Acquired: Not applicable.

      (b) Pro Forma Financial Information: Not applicable.

      (c) Exhibits

          Exhibit 99.1  Press release of the Registrant dated February 13, 2004
          Exhibit 99.2  Press release of the Registrant dated February 17, 2004
          Exhibit 99.3  Press release of the Registrant dated February 18, 2004

Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition")

On February 17, 2004, the Registrant announced its financial results for the fiscal quarter ended December 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GREENMAN TECHNOLOGIES, INC.
                                           (Registrant)


                                    By: /s/ Charles E. Coppa
                                        --------------------
                                        Charles E. Coppa
                                        Chief Financial Officer

Date: February 19, 2004